Exhibit 10.13
EXECUTION COPY

OMNIBUS AMENDMENT NO. 2
THIS OMNIBUS AMENDMENT No. 2, dated July 1, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Sixth Amended and Restated Note Funding Agreement, dated as of January 30, 2015, by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Depositor 2008 LLC, as depositor (the “Depositor”), Diamond Resort Corporation (“DRC”), Diamond Resorts Holdings, LLC (“Holdings”) and Diamond Resorts International, Inc. (f/k/a Diamond Resorts Parent, LLC) (“Parent”), each in its capacity as performance guarantor (the “Performance Guarantors”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as Administrative Agent (the “Administrative Agent”) (the “Note Funding Agreement”); (2) the Sixth Amended and Restated Indenture, dated as of January 30, 2015, by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”), and the Administrative Agent (the “Indenture”); (3) the Fifth Amended and Restated Purchase Agreement, dated as of January 30, 2015, by and between Diamond Resorts Finance Holding Company, as seller (“DRFHC”, and together with the Issuer, the Depositor, the Performance Guarantors, the Purchasers, the Funding Agents, the Administrative Agent, the Servicer, the Indenture Trustee, the Custodian and the Back-Up Servicer, the “Transaction Parties”), and the Depositor (the “Purchase Agreement”); (4) the Fifth Amended and Restated Sale Agreement, dated as of January 30, 2015, by and between the Depositor and the Issuer (the “Sale Agreement”); (5) the Sixth Amended and Restated Custodial Agreement, dated as of June 26, 2015, by and among the Custodian, the Indenture Trustee, the Issuer, the Servicer and the Administrative Agent (the “Custodial Agreement”); (6) the Fifth Amended and Restated Undertaking Agreement, dated as of January 30, 2015, by and among the Performance Guarantors, the Issuer, the Indenture Trustee and the Administrative Agent (the “Undertaking Agreement”); and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Sixth Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Sixth Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the Transaction Parties, as applicable, desire to amend the Indenture in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

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NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment of the Sixth Amended and Restated Standard Definitions
The following definitions shall replace the corresponding definitions in the Sixth Amended and Restated Standard Definitions:
““Amendment Closing Date” means July 1, 2015.”
““Hedge Requirement” shall mean the requirement that the Issuer maintain one or more Hedge Agreements: (i) such that the Gross Excess Spread Percentage is at least 7.0%, (ii) the notional balance of the interest rate caps or swaps at the time of purchase is at least equal to the Minimum Hedge Notional Amount, which notional amount shall amortize on a monthly basis for a term equal to the amortization schedule of the payments on the pledged loans assuming a schedule of payments and prepayments mutually determined by the Servicer, the Issuer and Administrative Agent (which schedule shall be based upon the historical amortization experience of the Timeshare Portfolio), (iii) are based on assumptions approved by the Administrative Agent and (iv) is substantially in the form approved by the Administrative Agent and the Issuer.”
““Trust Accounts” means collectively, the Collection Account, the Reserve Account, the Hedge Reserve Account and such other accounts established by the Indenture Trustee pursuant to the Indenture.”
The following definitions shall be added to the Sixth Amended and Restated Standard Definitions in the appropriate alphabetical order:
““Hedge Purchase Event” shall be deemed to have occurred (i) if a Take-Out Transaction has not been consummated prior to the Mandatory Take-Out Date or (ii) if the Issuer fails to deposit into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge Reserve Account Required Balance.”
““Hedge Reserve Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.3 of the Indenture.”
““Hedge Reserve Account Required Balance” shall mean, until such time as a Take-Out Transaction shall have occurred, for each Business Day, as determined on such date, an amount equal to the greater of $400,000 and the purchase price for a Hedge Agreement in the form of an interest rate cap that meets the definition of Hedge Requirement (other than clause (ii) thereof) for a notional amount equal to the excess of 90% of the Outstanding Note Balance of the Notes over $53,000,000, as determined by the Administrative Agent.”

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““Mandatory Take-Out Date” means the Determination Date in respect of the Payment Date in August 2015.”
““Minimum Hedge Notional Amount” means (a) so long as no Hedge Purchase Event shall have occurred, 90% of the Outstanding Note Balance of the Notes up to $53,000,000 and (b) if a Hedge Purchase Event or a Take-Out Transaction shall have occurred, 90% of the Outstanding Note Balance of the Notes.”
““Take-Out Transaction” shall mean any securitization or other financing of the assets securing the Notes whereby at least 75% of the Outstanding Note Balance is repaid from the proceeds of such securitization or other financing.”
Section 1.02.    Amendment of the Indenture
Section 3.3 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 3.3. Hedge Reserve Account. The Indenture Trustee has caused to be established and shall cause to be maintained an account (the “Hedge Reserve Account”) for the benefit of the Noteholders. The Hedge Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the designation “Diamond Resorts Issuer 2008 LLC – Hedge Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Secured Parties”. The Indenture Trustee on behalf of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Reserve Account and in all proceeds thereof. The Hedge Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties as their interests appear in the Trust Estate. If, at any time, the Hedge Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall, in accordance with Section 3.1(l), establish a new Hedge Reserve Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee and the Administrative Agent) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be the “Hedge Reserve Account.” Amounts on deposit in the Hedge Reserve Account shall be invested in accordance with Section 3.1 hereof. Funding, withdrawals and payments from the Hedge Reserve Account shall be made in the following manner:
(i)    Funding. Until such time as a Take-Out Transaction shall have occurred, on the Amendment Closing Date and each Business Day, the Issuer shall deposit or shall cause to be deposited into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge Reserve Account Required Balance.
(ii)    Purchase. On any Business Day, the Issuer may purchase or cause to be purchased a Hedge Agreement that meets the Hedge

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Requirements. The Indenture Trustee shall, as directed by the Issuer and the Administrative Agent, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedge Agreement premium to the related Qualified Hedge Counterparty, or (ii) in the event the Issuer provides the Indenture Trustee with evidence that it has already purchased a Hedge Agreement, reimburse the Issuer. To the extent there are funds remaining in the Hedge Reserve Account following the purchase of such Hedge Agreement, the Indenture Trustee shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Payment Date.
(iii)    Hedge Purchase Event. Upon the occurrence of a Hedge Purchase Event, the Issuer shall, no later than 5 Business Days thereafter, purchase or cause to be purchased a Hedge Agreement that meets the Hedge Requirements. The Indenture Trustee shall, as directed by the Issuer and the Administrative Agent, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedge Agreement premium to the related Qualified Hedge Counterparty, or (ii) in the event the Issuer provides the Indenture Trustee with evidence that it has already purchased a Hedge Agreement, reimburse the Issuer. To the extent there are funds remaining in the Hedge Reserve Account following the purchase of such Hedge Agreement, the Indenture Trustee shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Payment Date. To the extent that the Issuer fails to purchase or cause to be purchased a Hedge Agreement following a Hedge Purchase Event in the timeframe described above, the Administrative Agent is authorized to obtain such Hedge Agreement on behalf of the Issuer and to direct the Indenture Trustee to withdraw from the Hedge Reserve Account, to the extent of funds available therein, the applicable Hedge Agreement premium and to pay such amount to the related Qualified Hedge Counterparty.
(iv)    Withdrawals. Upon the earlier of (a) the purchase of a Hedge Agreement in accordance with Section 3.3(ii) or 3.3(iii) above or (b) the consummation of a Take-Out Transaction, to the extent that there are any remaining amounts on deposit in the Hedge Reserve Account, the Indenture Trustee shall, at the written direction of the Issuer and the Administrative Agent withdraw all amounts on deposit in the Hedge Reserve Account and shall deposit such amounts into the Collection Account as Available Funds on the next Payment Date.”
Section 2.01.    Representations and Warranties
DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this

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Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 2.04.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 2.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 2.06.    Continuing Effect.

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Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.08    No Bankruptcy Petition.
(a)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.
(b)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.
Section 2.09    Jurisdiction; Waiver of Trial by Jury.
EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS AMENDMENT MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH

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PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.
DIAMOND RESORTS ISSUER 2008 LLC, as Issuer
By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS CORPORATION,
as Performance Guarantor

By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

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DIAMOND RESORTS HOLDINGS, LLC,
as Performance Guarantor

By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS INTERNATIONAL, INC.,
as Performance Guarantor

By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

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DIAMOND RESORTS DEPOSITOR 2008 LLC, as Depositor

By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCE HOLDING COMPANY

By:    _/s/ Lillian Luu__________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer

By:    _/s/ David Womer_________________
Name: David Womer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135

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Attention: General Counsel
Telecopy: 702-765-8615
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer

By:    _/s/ Sue Larson_________________
Name: Sue Larson
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: 612-667-3464

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CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:    _/s/ Erin McCutcheon________________
Name: Erin McCutcheon
Title:     Vice President
By:    _/s/ Patrick J. Hart___________________
Name: Patrick J. Hart
Title:      Vice President
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Facsimile: 212-325-4599
Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

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GIFS CAPITAL COMPANY, LLC
as a Conduit

By:    _/s/ Thomas J. Irvin_________________
Name:     Thomas J. Irvin
Title:    Manager
Address for notices:
GIFS Capital Company, LLC
Suite 4900
277 West Monroe St.
Chicago, IL 60606
Attention: Operations
Telephone: 312-977-4560
Email:  chioperations@guggenheimpartners.com
with a copy to:
Credit Suisse AG, New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, NY 10010
Attention: Asset Finance
Telephone: 212-325-6688
Facsimile:212-325-4599
Bank Name: Deutsche Bank Trust Company Americas
ABA Number: 021 001 033
Name of Crediting Account: GIFS Capital Company, LLC
Account Number: 00-471-283
Reference: Diamond Resorts Warehouse

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CREDIT SUISSE AG, NEW YORK BRANCH,
as a Funding Agent

By:	_/s/ Erin McCutcheon __________
Name: Erin McCutcheon
Title: Vice President

By:	_/s/ Patrick J. Hart _____________
Name: Patrick J. Hart
Title: Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Telecopy: 212-325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

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